Exhibit 99.77(q)(1)

ITEM 77Q1-- Exhibits

(e)(1)	Amended Schedule A dated January 1, 2016 to the Amended and Restated Investment Management Agreement dated November 18, 2014, as amended and restated May 1, 2015 – Filed as an exhibit to Post-Effective Amendment No. 97 to the Registrant’s Form N-1A Registration Statement on February 16, 2016 and incorporated herein by reference.